SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2) )

                          Presidential Life Corporation
                 (Name of Registrant as Specified In Its Charter)

                          Presidential Life Corporation
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

     4)  Proposed maximum aggregate value of transaction:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     5)  Total fee paid:

[X ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:


                          PRESIDENTIAL LIFE CORPORATION
                                69 Lydecker Street
                              Nyack, New York 10960


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON MAY 29, 1996


         The Annual Meeting of Shareholders (the "Annual Meeting") of Presidential Life Corporation (the "Company") will be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 9:30 a.m., local time, on Wednesday, May 29, 1996, for the following purposes:

         1. To elect five (5) directors, each for a term of one year and until their respective successors are duly elected and qualified;

         2. To consider and act upon a proposal to adopt the 1996 Stock Incentive Plan and the rules relating thereto; and

         3. To consider and act upon a proposal to ratify the Board of Directors' selection of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending
             December 31, 1996; and

         4. To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

         The Board of Directors of the Company has fixed the close of business on April 17, 1996 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. It is expected that this Notice of Annual Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about
April 24, 1996.

         Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it at your earliest convenience to the Company in the enclosed envelope. No postage need be affixed if the envelope is mailed in the United States. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

                              By order of the Board of Directors


                              DONNA MONACELLI, Secretary

April 24, 1996


     PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.


                          PRESIDENTIAL LIFE CORPORATION
                                69 Lydecker Street
                              Nyack, New York 10960

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Presidential Life Corporation, a Delaware corporation
(the "Company"), in connection with the annual meeting of the Company's shareholders to be held at the offices of Presidential Life Insurance
Company ("Insurance Company"), 69 Lydecker Street, Nyack,
New York 10960, at 9:30 a.m., local time, on Wednesday, May 29, 1996, or any postponement or adjournment or adjournments thereof (the
"Annual Meeting"). The Company's principal executive offices are located at 69 Lydecker Street, Nyack, New York 10960. The Company's telephone number at that address is (914) 358-2300.

                               GENERAL INFORMATION

    The Company's common stock, par value $0.01 per share (the "Common Stock"), is the only class of security that is entitled to vote at the Annual Meeting. The Board of Directors has fixed April 17, 1996 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. On April 5, 1996 there were 33,319,343 shares of Common Stock outstanding.
It is expected that this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 1995 (the
"Annual Report") will first be mailed or delivered to shareholders commencing on or about April 24, 1996.

    Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting. The Company's Certificate of Incorporation does not authorize cumulative voting. A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting. A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

    If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal. Assuming a quorum is present: (i) the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors;
and (ii) the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting. Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes. Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

    A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted
FOR:  (i) the election of the persons nominated herein as directors;
(ii) the adoption of the 1996 Stock Incentive Plan; and (iii) the ratification of the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1996; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying form of proxy in accordance with their best judgment.

    Each member of the Board of Directors has indicated that he intends to vote FOR: (i) the election of the persons nominated herein as directors;
(ii) the adoption of the 1996 Stock Incentive Plan; and (iii) the ratification of the Board of Director's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending
December 31, 1996.

    If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders. If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

    Each proxy granted may be revoked by the person granting it at any time:
(i) by giving written notice to such effect to the Secretary of the Company;
(ii) by execution and delivery of a proxy bearing a later date or; (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

    The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials. The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expenses incurred in connection therewith.

    In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise. These persons will receive no extra compensation for such services.

    No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table provides information as of March 15, 1996 as to the ownership of Common Stock by:  (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock; (ii) each director and nominee for election as a director of the Company; (iii) each of the Company's executive officers; and (iv) all directors, nominees for election as director and executive officers of the Company as a group:

                              Number of Shares            Percent of
                              of Common Stock             Common Stock
Five Percent Shareholders     Beneficially Owned<F1><F2>  Beneficially Owned<F1>


Herbert Kurz<F3><F4>                    8,172,999             24.5%

Heartland Advisors, Inc.<F8>            2,025,400              6.1%

Directors (including nominees),
Executive Officers and all
Directors (including
nominees) and Executive Officers
as a Group

Peter A. Cohen                            190,000               <F6>

Jules Kroll<F5>                           390,199              1.2%

Herbert Kurz<F4>                        8,172,999             24.5%

Lawrence Rivkin<F7>                        90,080               <F6>

Morton B. Silberman                        31,200               <F6>

Shirley P. Jordan                          56,334               <F6>

Michael V. Oporto                           7,250               <F6>

All Directors (including nominees)
and Executive Officers as a group
(seven persons)<F4><F5><F7>             8,938,062              26.8%

<F1> Certain of the shares shown in this table are shares as to which the persons named in this table have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

<F2> Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

<F3> The address for Mr. Kurz is c/o Presidential Life Corporation, 69 Lydecker
Street, Nyack, New York 10960.

<F4> Excludes 108,864 shares of Common Stock beneficially held by Mr. Kurz's wife. Mr. Kurz disclaims beneficial ownership of the shares held by his wife.

<F5> Includes 1,000 shares of Common Stock held by each of Mr. Kroll's four children (an aggregate of 4,000 shares).

<F6>  Less than one percent.

<F7>  Excludes 2,500 shares of Common Stock beneficially held by Mr. Rivkin's wife. Mr. Rivkin disclaims beneficial ownership of the shares held by his wife.

<F8>  The address for Heartland Advisors, Inc. ("Heartland") is 790 North
Milwaukee Street, Milwaukee, Wisconsin 53202. Information as to holdings of Heartland is based upon the Schedule 13G filed with the Securities and Exchange Commission on February 9, 1996. This schedule indicates that as of February 9, 1996, Heartland owned 1,980,400 of such shares with sole voting power and 2,025,400 with sole dispositive power.



                         DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the Company's directors, executive officers and nominees for election to the Board of Directors.

Name                      Age                Position held with the Company


Herbert Kurz               76                Director and President of the
                                             Company and Chairman of the Board
                                             of Directors and President of the
                                             Insurance Company

Shirley P. Jordan          61                Executive Vice President and Chief
                                             Investment Officer of the
                                             Insurance Company

Michael V. Oporto          36                Chief Financial Officer and
                                             Treasurer of the Insurance Company

Peter A. Cohen<F1>         49                Director

Jules Kroll<F1>            55                Director

Lawrence Rivkin<F1>        74                Director

Morton B. Silberman        73                Director

<F1>   Member of Audit Committee

    Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

    During the fiscal year ended December 31, 1995, there were seven meetings of the Board of Directors. During the fiscal year ended December 31, 1995, each director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period that he served as a director, except Mr. Kroll.

    The Company's Board of Directors has an Audit Committee (the "Audit Committee"), the members of which are to be appointed by the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified. The
Audit Committee is to recommend to the Board of Directors the auditing firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit.
The Audit Committee also has responsibility for: (i) reviewing the scope and results of the audit with the independent auditors; (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors; (iii) considering the adequacy of the Company's internal accounting and control procedures; and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. During the fiscal year ended December 31, 1995, there were two meetings of the Audit Committee.

    The Company does not have a standing nominating committee or compensation committee. However, if the 1996 Stock Incentive Plan is adopted by the shareholders of the Company at the Annual Meeting, a compensation committee of the Board of Directors will be created to provide for awards to employees pursuant to the terms of the plan.

    Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

    Herbert Kurz has been a director of the Company since February 24, 1969. Mr. Kurz also has served as President of the Company and Chairman of the board of directors of the Insurance Company, the wholly-owned subsidiary of the Company through which the Company conducts its insurance and annuity business, for more than the past five years. Since February 22, 1995, Mr. Kurz has served as President of the Insurance Company.

    Shirley P. Jordan has served as Executive Vice President of the Insurance Company since 1994 and as Chief Investment Officer for the Insurance Company since June, 1988. For the six years prior to that Ms. Jordan served as Senior Vice President of the Insurance Company. Ms. Jordan currently serves as a director of the Insurance Company.

    Michael V. Oporto has served as Chief Financial Officer of the Insurance Company since May 4, 1993 and as Treasurer of the Insurance Company since 1994. Prior to that, Mr. Oporto served as a senior audit manager for Deloitte & Touche LLP for more than the past five years. Mr. Oporto currently serves as a director of the Insurance Company.

    Peter A. Cohen has been a director of the Company since May 27, 1992. Mr. Cohen currently is the owner of Ramius Capital Corporation, a private investment firm, and is a partner in Palladin Partners, a private investment management firm. From November, 1992 until May, 1994, Mr. Cohen was Vice Chairman and a director of Republic New York Corporation ("Republic"), as well as a member of its management executive committee. Mr. Cohen was also the Chairman of Republic's wholly-owned subsidiary, Republic New York Securities Corporation. Commencing in February, 1990 and prior to his joining Republic in November, 1992, Mr. Cohen was a private investor and an advisor to several industrial and financial companies. From March, 1984 until February, 1990, Mr. Cohen was Chairman of the board of directors and Chief Executive Officer of Shearson Lehman Hutton Inc., a subsidiary of American Express Company. In addition to serving on the Board of Directors of the Company, Mr. Cohen serves as a director of 21' International Holdings Inc., Olivetti SpA, Andover Togs Inc., Avalon Properties Inc. and is a trustee of Mt. Sinai Hospital, the Ohio State University Foundation and
New York Holocaust Commission.

    Jules Kroll has been a director of the Company since November 30, 1988. Mr. Kroll has been Chairman of Kroll Associates, Inc., a private investigative services company, since 1991. Prior to that he was President and Chief Executive Officer of Kroll Associates, Inc. for more than the past five years.

    Lawrence Rivkin has been a director of the Company since May 25, 1988. Mr. Rivkin has been a partner in the law firm of Goldfarb & Fleece for more than the past five years.

    Morton B. Silberman has been a director of the Company since May 27, 1987. Mr. Silberman has served as counsel to the law firm of Clark, Gagliardi and Miller for more than the past five years.

    There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.


Certain Relationships and Related Transactions

Relationship with Pensions for Business

    Jacques Sartisky, a director of the Company until his death on December 16, 1995, was the President and principal owner of Pensions for Business, Inc., a life insurance agency. For the fiscal years ended December 31, 1995, 1994, and 1993, approximately 11.5%, 13.0%, and 18.2% of the Company's total insurance revenues were attributable to sales through Pensions for Business, Inc. For the fiscal years ended December 31, 1995, 1994, and 1993, aggregate commissions and other remuneration to Pensions for Business, Inc. were approximately $181,011, $289,305, and $452,570, respectively. Management believes that the Company's transactions with Pensions for Business, Inc. were made on terms at least as fair to the Company as could be obtained from unaffiliated third parties. Compensation of agents is strictly regulated by the New
York State Department of Insurance.

Purchases of Annuity Contracts and Life Insurance Policies

    From time to time in the ordinary course of business, certain of the Company's directors and executive officers have purchased, and may in the future purchase, annuity contracts or life insurance policies from the Insurance Company. Such transactions in the past have been, and will in the future be, on terms no less favorable to the Insurance Company than those that could be obtained from unaffiliated third parties.
In that regard, since January 1, 1993, directors and executive officers, have engaged in the following transactions with the Insurance Company: Herbert Kurz, the President and a director of the Company, purchased annuity contracts for $500,000, $100,000 and $1,075,000 during the fiscal years ended December 31, 1995, 1994 and 1993, respectively. Jacques Sartisky, formerly a director of the Company, purchased annuity contracts for approximately $25,000 and $56,400 during the years ended December 31, 1994 and 1993, respectively. Mr.
Sartisky did not purchase any annuity contracts during the year ended
December 31, 1995.


                          COMPENSATION OF DIRECTORS AND
                                EXECUTIVE OFFICERS


Director Compensation

    Directors of the Company who are paid employees of the Company or the Insurance Company, do not receive additional compensation in their capacities as directors. In fiscal 1995, directors of the Company who were not officers or employees of the Company (collectively, the "Non-Employee Directors") received an annual retainer of $7,500, a fee of $500 for each Board of Directors meeting attended, a fee of $1,500 for each special meeting attended and a fee of $500 for each meeting of a Committee of the Board of Directors attended. In addition, Non-Employee Directors were reimbursed for any of their travel expenses to and from such meetings.

Executive Compensation

    The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at December 31, 1995, (i) the President (who is the individual acting in the capacity as the Company's chief executive officer) and (ii) the other two most highly compensated executive officers of the Company (the "Executive Officers"). Michael V. Oporto was employed as Chief Financial Officer effective May 4, 1993. Had he been employed for the full year of 1993, information regarding his compensation would have been included in the Summary Compensation Table for such year. Information regarding options granted in connection with his employment appears in the two option tables.


                            SUMMARY COMPENSATION TABLE

                                                     Long Term
                                Annual Compensation  Compensation
Name and                                                          All Other
Principal              Fiscal   Salary($)  Bonus($) Options(#) Compensation<F1>
Position               Year


Herbert Kurz            1995    $525,300   $1,053      -0-         $73,647
President               1994     525,300    2,010      -0-          60,154
                        1993     525,300      -0-      -0-          60,993

Shirley P. Jordan       1995     278,418    1,053      -0-           1,933
Executive Vice
President of            1994     272,650    2,010      -0-           1,834
the Insurance           1993     262,650      -0-      -0-           1,950
Company

Michael V. Oporto       1995     136,615    1,053      -0-             955
Treasurer of the        1994     132,000      -0-      -0-             887
Insurance Company

<F1>  All Other Compensation represents the Company's payment of premiums with respect to term life insurance policies for the Executive
Officers plus, in respect to Mr. Kurz, directors fees of $9,500 in 1995 and $8,500 in 1994.

                              OPTION TABLES

Options/SAR Grants in Last Fiscal Year

The following table sets forth certain information concerning options/SARs granted during 1995 to the named executives:

                            Individual Grants
                                                                Potential
                                                                Realizable
                              % of Total                        Value at Assumed
                Number of     Options/SARs                      Annual Rates
                Securities    Granted to                        of Stock Price
                Underlying    Employees   Exercise or  Expir-   Appreciation
                Options/SARs  in Fiscal   Base Price   ation    for Option Term
Name            Granted       Year        ($/Share)    Date     5%      10%


Herbert Kurz         0         0.00%         0.00        0       0      0
Shirley P. Jordan    0         0.00%         0.00        0       0      0
Michael V. Oporto    0         0.00%         0.00        0       0      0



Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End
Options/SAR Values

The following table summarizes options and SARs exercised during 1995 and presents the value of unexercised options and SARs held by the named executives at fiscal year-end:

                                        Number of
                                        Securities
                                        Underlying
                                        Unexercised        In-the-Money
                                        Options/SARs       Options/SARs
                                        At Fiscal          at Fiscal
                Shares                  Year-End (#)       Year-End ($)
                Acquired      Value     Exercisable (E)/   Exercisable (E)
                on Exercise   Realized  Unexercisable(U)   Unexercisable (U)<F1>
Name              (#)           ($)


Herbert Kurz           0           0              0                  0
Shirley P. Jordan      0           0         46,334 (E)       $231,670 (E)
Shirley P. Jordan      0           0         11,333 (U)         56,665 (U)
Michael V. Oporto      0           0          2,500 (E)          6,563 (E)
Michael V. Oporto      0           0          2,500 (U)          6,563 (U)

<F1> Represents the difference between the exercise price of the options and
$9.875, which represents the closing price of the Company's Common Stock on December 29, 1995.

                            PENSION PLAN TABLE

         The following table shows the estimated annual retirement benefits payable to participants, including the Executive Officers, in the earnings and years-of-credit classifications indicated, under the Company's retirement plan, which covers all salaried employees who have attained the age of 21 and completed at least one year of service. The table assumes that benefits will be paid based on an immediate annuity and are not subject to any deduction for Social Security or other offset amounts.

                   Benefits for Years of Credited Service Indicated
Remuneration         15          20          25        30         35


$125,000           37,875       50,500     63,125     75,750     83,325
$150,000           45,450       60,600     75,750     90,900     99,990
$175,000           45,450       60,600     75,750     90,900     99,990
$200,000           45,450       60,600     75,750     90,900     99,990
$225,000           45,450       60,600     75,750     90,900     99,990
$250,000           45,450       60,600     75,750     90,900     99,990
$300,000           45,450       60,600     75,750     90,900     99,990
$400,000           45,450       60,600     75,750     90,900     99,990
$450,000           45,450       60,600     75,750     90,900     99,990
$500,000           45,450       60,600     75,750     90,900     99,990


    Covered compensation includes all taxable compensation (excluding bonuses and commissions), subject to the maximum benefit limitations set forth in Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"). The calculation of retirement benefits under the plan is 66-2/3% of the average monthly compensation reduced 1/33 for years of service less than 33. Average monthly compensation is calculated based upon the five consecutive years which produce the highest monthly average unless an employee's years of service is less than five, in which case, average monthly compensation is based on the actual consecutive years of service.

    The credited years of service for Ms. Jordan and Mr. Oporto, as of March 1, 1996 are 9 and 2, respectively. Mr. Kurz's participation in the plan terminated as of the end of fiscal year 1990 and he received a distribution of his accrued benefit under the plan of $1,108,465 (reflecting 25 years of service) on April 9, 1991.

Board of Directors' Report on Executive Compensation

    Decisions with respect to compensation of the Executive Officers are made by the entire Board of Directors. If the 1996 Stock Incentive Plan is adopted by the shareholders of the Company at the Annual Meeting, decisions with respect to the granting of awards pursuant to the 1996 Stock Incentive Plan will be made by the Compensation Committee of the Board of Directors, which will be created by the Board of Directors for this purpose.

    Set forth below is a report of the Board of Directors which addresses the Company's compensation policies for fiscal 1995 as they apply to the Company's executives, including the Executive Officers.

                         Overview and Philosophy

    The Company maintains a philosophy that executive compensation levels should be competitive and consistent with life insurance and annuity industry standards to enable the Company to attract and retain qualified executives ho are critical to the Company's success. The Company believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for shareholders and the realization of the Company's short- and long-term strategic goals. Qualitative objectives considered by the Company include the individual executive officer's (1) contribution to the Company's performance,
(2) responsibilities, (3) revenue and cost containment initiatives, (4) time commitment and (5) the President's views concerning such executive's performance. The Company considers all such measurement factors, equally weighted, in its annual salary reviews. The Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's core insurance and annuity businesses.

                              Base Salaries

    The Company's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company. In determining industry standards, the Company compares compensation levels paid by a self-selected group of life insurance and annuity companies (two of which are included in the Standard & Poor's Life Insurance Index) that compete in the Company's primary lines of business. Such compensation information is obtained from various publicly available sources. Generally, management believes that the Company's compensation levels are slightly below those in the self-selected group of life insurance and annuity companies, however the Companybelieves that they are competitive.

    In addition, the Company believes that compensation should be meaningfully related to the value created by individual executive officers for the shareholders. Accordingly, the Board of Directors considers the quality of an individual executive's contribution to the Company's overall profitability and success, as measured by its net income, statutory capital and surplus, cash flow and the overall growth in the value of the Company, in determining the executive's salary. The Board of Directors reviews on an annual basis the salaries of its executive officers in light of the foregoing factors. In fiscal 1995, salary increases were granted to executive officers based on the foregoing factors.

                            Other Compensation

    The Company believes that stock ownership by key employees provides valuable performance incentives and is beneficial in aligning management and shareholder interests. During fiscal 1996, the Company may consider the grant of stock-based incentive compensation, pursuant to the 1996 Stock Incentive Plan, if the Plan is approved by shareholders at the 1996 Annual Meeting, in order to promote profitability and shareholder value. The Company also may consider, to the extent warranted by the Company's performance at the end of the year, the grant of incentive bonuses. In fiscal 1995, the Company awarded incentive bonuses in the aggregate amount of $100,000 based on the Company's net statutory income.
Such bonuses were paid in equal amounts to all salaried employees (employed for at least one year), including the Executive Officers.

           Compensation of Herbert Kurz, Chairman and President

    Compensation of Herbert Kurz, Chairman and President of the Company and the Insurance Company, is established using substantially the same criteria that were used to determine compensation levels for other executive officers, discussed at the beginning of this report. There was no salary increase in fiscal 1995.

               Section 162(m) of the Internal Revenue Code

    The new Section 162(m) of the Code limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company concurrently expects that all compensation payable to executive officers during 1995 will be deductible by the Company for federal income tax purposes. The Company's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

                                 Benefits

    The Company provides medical, life insurance and pension benefits to the Executive Officers that generally are available to all Company employees.

                        Incorporation by Reference

    The Board of Directors' Report on Executive Compensation shall not:
(i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations 14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

    Matters concerning executive compensation in fiscal 1995 were considered by the entire Board of Directors. Herbert Kurz participated in deliberations of the Board of Directors during the last fiscal year concerning executive officer compensation, but he abstained from discussions of his own compensation.

Comparative Performance by the Company

    The SEC requires the Company to present a graph comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of: (i) a broad equity market index; and (ii) a published industry index or peer group. The following graph compares the Common Stock with: (i) the S&P 500 Index; and (ii) the S&P Life Insurance Index and assumes an investment of $100 on December 31, 1990 in each of the Common Stock, the stocks comprising the S&P 500 Index and the stocks comprising the S&P Life Insurance Index, assuming the reinvestment of dividends.


COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG
PRESIDENTIAL LIFE CORPORATION, S&P 500 INDEX AND S&P LIFE INSURANCE INDEX

Measurement Period         Presidential Life      S&P          S&P Life
(Fiscal Year Covered)      Corporation            500 Index    Insurance Index


Measurement Pt-12/31/90      $100                 $100         $100

FYE 12/31/91                 132.53               130.47       144.14
FYE 12/31/92                 209.87               140.41       193.41
FYE 12/31/93                 275.46               154.57       195.92
FYE 12/31/94                 165.41               156.61       162.50
FYE 12/31/95                 314.73               215.46       233.35



    The preceding graph shall not: (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and
(ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations 14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.


             PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                          ELECTION OF DIRECTORS
                      (Proposal 1 on the Proxy Card)

Nominees

    The Amended and Restated By-Laws provide that the Board of Directors is to consist of not less than five and not more than 19 members, with the actual number to be set from time to time by a majority of the Board of Directors. The Board of Directors has fixed the number of directors at five.

    At the Annual Meeting, five (5) persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are duly elected and qualified. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the five
(5) persons named below, each of whom has been nominated by the Board of
Directors for election to the Board of Directors.   The five (5) nominees named
below are presently serving as directors of the Company and were elected by the shareholders of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees. Information concerning each of the nominees is set forth in this Proxy Statement under the heading "Directors and Executive Officers." Each of the nominees has indicated that he is able and willing to serve as a director. In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to both vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable or unwilling to continue to serve as a director, if elected. The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote.

                      Nominees to the Board of Directors

                              Peter A. Cohen
                               Jules Kroll
                               Herbert Kurz
                             Lawrence Rivkin
                           Morton B. Silberman

The Board of Directors recommends a vote FOR the election of the above-named nominees.

                APPROVAL OF PROPOSED 1996 STOCK INCENTIVE PLAN
                        (Proposal 2 on the Proxy Card)

    On February 28, 1996, the Board of Directors adopted, subject to approval by the shareholders of the Company, the 1996 Stock Incentive Plan (the "1996 Plan"). Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the 1996 Plan.

    The 1996 Plan is substantially similar to the 1984 Stock Option Plan
(the "1984 Plan") which was approved by the shareholders of the Company at the 1984 Annual Meeting of Shareholders and expired on May 30,
1994. The material differences between the two Plans are described below. Certain of the changes in the 1996 Plan are intended to satisfy specific requirements of Section 162(m) of the Code (discussed below) for grants of stock options, warrants and stock appreciation rights, and Rule 16b-3 under the Exchange Act. The 1996 Plan, like the 1984
Plan, is designed to provide long-term incentives and rewards to employees of the Company and its Affiliates (as defined below), to assist the Company in attracting and retaining employees with experience and/or ability on a basis competitive with industry practices and to associate the interest of such employees with those of the shareholders of the Company. As of February 29, 1996, the Company and its Affiliates had approximately 100 employees. All employees shall be eligible to participate in the 1996 Plan.

Description of the 1996 Plan

    The following summary description of the 1996 Plan is qualified in its entirety by reference to the full text of the 1996 Plan, which is set forth as Appendix A to this Proxy Statement.

    If approved by the shareholders of the Company, the 1996 Plan will allow the Compensation Committee (or such other committee of the Board of Directors as may be directed by the Board of Directors) (the "Committee") to provide for awards to employees of the Company and its Affiliates from time to time, in its sole discretion, of stock options (including incentive stock options qualifying under Section 422 of the Code and non-qualified stock options which do not so qualify), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights) ("SARs"), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the 1996 Plan. All employees of the Company or any of its Affiliates are eligible to participate in the 1996 Plan. For purposes of the 1996 Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Committee, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), and any other entity directly or indirectly controlling or controlled by or under common control with the Company. For purposes of this definition, "control" means the power to direct the management and policies of such entity whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing. The 1996 Plan will expire, unless earlier terminated, on June 1, 2006.

    An aggregate of 1,000,000 shares of Common Stock will be subject to the 1996 Plan. Shares of Common Stock subject to grants that terminate unexercised will be available for future grants. The 1996 Plan establishes 100,000 shares as a maximum number of shares subject to awards of stock options, warrants and SARs, both individually and in the aggregate, that may be granted during any period of five consecutive calendar years to any one individual. The 1996 Plan also establishes 100,000 shares of Common Stock as the maximum number of shares subject to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and SARs) that may be granted during any period of five consecutive calendar years to any one individual and establishes 1,000,000 shares as the total number of shares subject to such awards that may be awarded to all participants during any period of five consecutive calendar years under the 1996 Plan, in each such case on an individual and aggregate basis with respect to each type of award. On March 15, 1996, the last reported sales price for the shares of Common Stock on the Nasdaq National Market System was $9.

    The exercise price of any stock option is determined by the Committee at the time the option is awarded, but under the rules adopted with respect to the 1996 Plan, the option price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The 1996 Plan and the 1984 Plan provide that the Committee may, with the consent of the affected participant, reprice options previously granted thereunder by amending the terms of any stock option agreement evidencing such options to reestablish the exercise price for shares remaining subject to such agreement at a price not less than 100% of the fair market value of the Common Stock on the effective date of the amendment. The 1996 Plan also provides, as did the expired 1984 Plan, that the Committee may effectively reprice options previously granted thereunder or under any other stock option, stock incentive or incentive compensation plan of the Company by granting options under the 1996 Plan in substitution for options previously granted.

    Subject to limitations that may be imposed by the Committee under the 1996 Plan and the 1984 Plan, the option price payable upon exercise of options, must be paid in cash or by the surrender, at the fair market value on the date on which the option is exercised, of shares of Common Stock, or by any combination of cash and such shares. The purchase price for shares purchased upon exercise of non-qualified options may also be paid in any other manner approved by the Committee, including, without limitation, by delivery to the Company of (A) a cash amount of not less than the par value of the Common Stock multiplied by the number of shares in respect of which the option is being exercised, and (B) a binding, joint and several obligation of the employee participant and a financial institution or broker approved by the Committee to pay the balance of the exercise price upon such terms and conditions as may be specified from time to time by the Committee.

    Unless otherwise approved by the Committee, an option may not be exercised during the first twelve months after the date of grant. After such twelve-month period, unless otherwise approved by the Committee, an option may not become exercisable as to more than 20% of the shares granted in the option, and after the expiration of each of the second, third, fourth and fifth years from the date of grant, the option may not become exercisable as to more than an additional 20% per year of such shares.

    Subject to earlier termination, as provided below, options granted under the 1996 Plan and the 1984 Plan expire ten years after the date on which the option is granted, unless the Committee provides for a shorter or longer period. Except as provided in the 1996 Plan, or as otherwise may be provided by the Committee, no option may be exercised unless the holder is then an employee of the Company or one of its Affiliates. Unless the Committee otherwise provides, the option of any participant whose employment has terminated for any reason expires on the earlier of (a) the expiration date of the option or (b) the expiration of a specified period after termination of employment as determined by the Committee, provided that such period may not be less than: (i) twelve months if employment ceased due to permanent and total disability, (ii) eighteen months if employment ceased at a time when the optionee is eligible to elect immediate commencement of retirement benefits under a pension plan to which the Company or any of its Affiliates has made contributions, (iii) eighteen months if the participant died while employed by the Company or any of its Affiliates or (iv) three months if employment ceased for any other reason, except termination for cause. In the event an employee is terminated for cause, as determined by the Committee in its sole discretion, then, subject to the terms of the applicable stock option agreement, any unexercised options shall terminate immediately.
In addition, specific limitations will apply to incentive stock options for maximum term and maximum period of exercise following termination of employment in order to comply with Section 422 of the Code.

    Awards under the 1996 Plan are not transferable except in certain circumstances including (i) transfers by will or the laws of descent and distribution or (ii) subject to the prior approval of the Committee, transfers to members of a participant's immediate family, charitable institutions, trusts whose beneficiaries are members of a participant's immediate family and/or charitable institutions, or to such other persons or entities approved by the Committee, in each case subject to the condition that the Committee be satisfied that such transfer is being made for tax and/or estate planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor.

Administration

    The 1996 Plan will be administered by the Committee, which will be so constituted as to permit the 1996 Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirement of Section 162(m) of the Code.

    Under the 1996 Plan, the Committee has authority to determine, within the limits of the express provisions set forth therein, the individuals to whom awards will be granted, the type, size and terms of such awards, the date of grant, the terms of vesting and the dates of exercisability and payment of awards. The Committee has the ability to amend awards previously granted and to determine the objectives and conditions for earning such awards.
The Committee also has the power to terminate or amend the 1996 Plan and the rules in whole or in part, but no such action may be taken which would adversely affect any rights or obligations with respect to any awards that have been made thereunder. In addition, no amendment may be made to the 1996 Plan which (i) increases the maximum number of shares of stock subject to the plan or the maximum awards that may be granted during any period of five consecutive calendar years to any individual or (ii) extends the maximum period during which awards may be granted, without the approval of holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of shareholders. Except as provided above, the 1996 Plan may be amended by the Committee without further shareholder approval, and no guidelines have been established relating to the nature of the amendments that may be made without shareholder approval. Amendments made without shareholder approval could increase the costs to the Company under the 1996 Plan, although the amount of such costs is not determinable. The Committee will have the power to adopt rules for all types of awards under each Plan and to amend the rules established under either Plan as long as the amendments are within the limits of the Plan.
The rules described above for stock options and SARs (which are not intended to govern warrants) may be amended by the Committee to the same extent and subject to the same limitations as described above for the 1996 Plan.

Certain Federal Income Tax Considerations

    A participant receiving a non-qualified stock option under the 1996
Plan does not recognize taxable income on the date of grant of the option. however, the participant must generally recognize ordinary income when a non-qualified stock option is exercised in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. If a holder of a non-qualified stock option pays the exercise price, in full or in part, with previously acquired shares of Common Stock, the holder will recognize ordinary income in the amount by which the fair market value of the Common Stock received exceeds the exercise price. However, no capital gain or loss is recognized upon the delivery of such previously acquired shares of Common Stock to the Company.

    A participant who is granted an incentive stock option would not recognize taxable income either on the date of grant or on the date of its timely exercise, although the exercise of an incentive stock option would be an item of tax preference income potentially subject to the alternative minimum tax. Upon disposition of the Common Stock acquired upon exercise of an incentive stock option, capital gain or loss would be recognized in an amount equal to the difference between the sales price and the option exercise price, provided the participant has not disposed of the Common Stock within two years of the date of grant and within one year from the date of exercise. When a participant exercises an incentive stock option, the Company would not generally be entitled to a tax deduction. However, if the participant disposes of stock acquired through exercise of such an option before meeting the required holding period, the participant must generally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, and the Company would be entitled to a deduction equal to the amount of ordinary income recognized by the participant. If the holder of an incentive stock option pays the exercise price, in full or in part, with previously acquired shares of Common Stock, no capital gain or loss is recognized upon the surrender of such shares.

    The Company will not be entitled to a tax deduction upon the grant of an option under the 1996 Plan. However, when a participant exercises a non-qualified stock option, the Company will generally recognize a tax deduction in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The payment by the participant to the Company of the exercise price has no tax consequences to the Company.

    Notwithstanding any of the foregoing discussion with respect to the deductibility of compensation under the 1996 Plan, Section 162(m) of the Code generally would render non-deductible to the Company taxable compensation in excess of $1,000,000 paid in any calendar year to certain executive officers of the Company unless such excess compensation is considered "performance-based" under Section 162(m). The applicable conditions for a performance-based compensation plan include, among others, a requirement that the shareholders approve the material terms of the plan. Stock options, SARs and warrants that may be granted to executive officers as contemplated by the 1996 Plan are intended to qualify for the exemption for performance-based compensation under Section 162(m). Other types of awards are not intended to be so qualified. In light of the ambiguities in Section 162(m) and uncertainties regarding its ultimate interpretation and application, no assurances can be given that compensation awarded under the 1996 Plan, intended to be exempt under Section 162(m), paid to any covered executive officer will in fact be deductible if it should, together with other non-exempt compensation paid to such executive officer, exceed $1,000,000.

The Board of Directors recommends a vote "FOR" approval of the 1996 Stock Incentive Plan.


                    SELECTION OF INDEPENDENT AUDITORS
                      (Proposal 3 on the Proxy Card)

    The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of Deloitte & Touche LLP as the independent auditors for the Company to audit the Company's financial statements for its fiscal year ending December 31, 1996. Deloitte & Touche LLP has served as the independent auditors for the Company since December 11, 1992. Deloitte & Touche LLP does not have any direct financial interest or any material indirect financial interest in the Company. Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1996. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    During the two most recent fiscal years, the Company has not consulted with Deloitte & Touche LLP regarding the subject matter of a disagreement or a reportable event on the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the period from December 31, 1988 through December 31, 1995.

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

           SHAREHOLDERS' PROPOSALS FOR THE 1997 ANNUAL MEETING

    A shareholder who desires to include a proposal in the proxy material relating to the 1997 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 24, 1996, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal also must meet the other requirements of the Securities and Exchange Commission (the "SEC") relating to shareholder proposals required to be included in the Company's proxy statement.


                              OTHER MATTERS

    The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "1995 Form 10-K"). Copies of any exhibits to the 1995 Form 10-K also will be furnished to any such shareholder upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to Presidential Life Corporation (attention Secretary), 69 Lydecker Street, Nyack, New York 10960.

                                       By Order of the Board of Directors


                                       Donna Monacelli,
                                       Secretary


April 24, 1996


                           [FORM OF PROXY CARD]

                      PRESIDENTIAL LIFE CORPORATION
                            69 LYDECKER STREET
                          NYACK, NEW YORK  10960

    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    OF PRESIDENTIAL LIFE CORPORATION.

    The undersigned hereby appoints Jules Kroll, Herbert Kurz and Lawrence Rivkin, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Presidential Life Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 9:30 a.m., local time, on Wednesday, May 29, 1996, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

    This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.


COMPANY PROPOSAL NUMBER 1:         TO ELECT THE FOLLOWING NOMINEES TO THE
                                   BOARD OF DIRECTORS, EACH FOR A TERM OF ONE
                                   YEAR AND UNTIL THEIR RESPECTIVE SUCCESSORS
                                   ARE DULY ELECTED AND QUALIFIED:

                     Peter A. Cohen, Jules Kroll, Herbert Kurz, Lawrence Rivkin, and Morton B. Silberman

    FOR all nominees        AGAINST all nominees      FOR all nominees except
                                                      the following nominee(s)
                                                      _____________________

COMPANY PROPOSAL NUMBER 2:      TO ADOPT THE 1996 STOCK INCENTIVE PLAN:

      FOR                   AGAINST                   ABSTAIN


COMPANY PROPOSAL NUMBER 3:  TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF
                            DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996:

      FOR                 AGAINST                    ABSTAIN

         IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

                                                                (OVER   )

         The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 24, 1996, and the Annual Report to Shareholders for the fiscal year ended December 31, 1995, and hereby revokes any proxy or proxies heretofore given. This proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.


                                   Date: ___________________, 1996


                                   _____________________________


                                   _____________________________
                                   Signature of Shareholder or Authorized
                                   Representative


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized signatory.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBERS 2 AND 3.



                                  Appendix A


                      PRESIDENTIAL LIFE CORPORATION
                        1996 STOCK INCENTIVE PLAN


1.  Purposes.

  The purpose of the 1996 Stock Incentive Plan (the "Plan") is to (i) provide long-term incentives and rewards to employees of Presidential Life Corporation ("Presidential") and its Subsidiaries; (ii) assist Presidential in attracting and retaining employees with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such employees with those of Presidential's stockholders.


2.  Effective Date.

  The Plan is effective as of the date it is adopted by the Board of Directors of Presidential, subject to the approval of the Plan by the holders of at least a majority of the outstanding shares of Presidential common stock present, or represented, and entitled to vote at the 1996 Annual Meeting of Stockholders. Awards may be made under the Plan on and after its effective date subject to stockholder approval of the Plan as provided above. In the event such approval of the stockholders is not obtained, all awards granted under the Plan shall be null and void.


3.  Administration of the Plan.

  The Plan shall be administered by the Compensation Committee of the Board of Directors of Presidential, or such other committee of the Board as may be directed by the Board (any such committee shall hereinafter be referred to as the "Committee"), and the Committee shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Members of the Committee shall serve at the pleasure of the Board of Directors of Presidential.

  The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each employee selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including Presidential, stockholders, any participants in the Plan and any other employee of Presidential.

  All employees of Presidential and all employees of Affiliates shall be eligible to participate in the Plan. The Committee, in its sole discretion, shall from time to time designate from among the eligible employees those individuals who are to receive awards under and thereby become participants in the Plan. For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Committee, that is a subsidiary corporation of Presidential (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with Presidential. For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4.  Awards.

  (a) Types. Awards under the Plan shall be made with reference to shares of Presidential common stock and may include, but need not be limited to, stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the Plan. The Committee may provide for the issuance of shares of Presidential common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of Presidential common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal to or greater than the amount (such as the par value of such shares) required to be received by Presidential in order to assure compliance with applicable state law and (ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The
Committee may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

  (b) Performance Goals. The Committee may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of Presidential and/or its Affiliates as it may select.

  (c) Rules and Policies. The Committee may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards.

  (d) Maximum Awards. An employee may be granted multiple awards under the Plan. The maximum number of shares of Presidential common stock subject to awards of stock options, warrants and stock appreciation rights under the Plan, both individually and in the aggregate with respect to each such type of award, that may be granted during any period of five consecutive calendar years to any one individual shall be limited to 100,000. To the extent required by Section 162(m) of the Code, awards subject to the foregoing limit that are cancelled or repriced shall not again be available for award under this limit. With respect to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and stock appreciation rights), the maximum number of shares of Presidential common stock that may be awarded during any period of five consecutive calendar years to any one individual shall be 100,000 and the maximum number of shares that may be awarded to all participants under the Plan shall be 1,000,000, in each such case on an individual and aggregate basis with respect to each of such types of award.

5.  Shares of Stock Subject to the Plan.

  The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of 1,000,000 shares of Presidential common stock. Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6.  Payment of Awards.

  The Committee shall determine the extent to which awards shall be payable in cash, shares of Presidential common stock or any combination thereof. The Committee may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Presidential common stock or a combination thereof shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

7.  Vesting.

  The Committee may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Presidential common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8.  Dilution and Other Adjustment.

  In the event of any change in the outstanding shares of Presidential common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of Presidential), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9.  Miscellaneous Provisions.

  (a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Presidential common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

  (b) Assignment to Transfer. No award under this Plan shall be transferrable by the participant or shall be subject to any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to Presidential), except (i) by will or the laws of descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holder or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Committee, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant. Notwithstanding anything to the contrary contained herein, until the expiration of the phase-in period under current Rule 16b-3 under the Exchange Act (as generally effective May 1, 1991, and amendments thereto), any derivative security the grant of which is intended to be exempt from Section 16(b) under the Exchange Act shall not be transferable or exercisable other than as permitted by former Rule 16b-3(d)(1)(ii) under the Exchange Act.

  (c) Agreements. All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

  (d) Compliance with Legal Regulations. During the term of the Plan and the term of any awards granted under the Plan, Presidential will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for Presidential in order to grant shares of Presidential common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for Presidential the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of Presidential to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, Presidential shall not be obligated to transfer, issue or sell any such shares. In any event, Presidential shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or Presidential receives evidence satisfactory to the Committee that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. Presidential's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to Presidential being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities
Act in the absence of an effective registration statement relating to such shares.

  (e) Withholding Taxes. Presidential shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of Presidential to make delivery of awards in cash or Presidential common stock shall be subject to currency or other restrictions imposed by any government.

  (f) No Rights to Award. No employee or other person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of Presidential or any of its subsidiaries or shall interfere with or restrict in any way the rights of Presidential or any of its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

  (g) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by Presidential and not charged to any award nor to any employee receiving an award.

  (h) Funding of Plan. The Plan shall be unfunded. Presidential shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10.  Amendments and Termination.

  (a) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

  Unless the holders of at least a majority of the outstanding shares of Presidential common stock present, or represented, and entitled to vote at a meeting of stockholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in Section 5 of the Plan or the maximum awards that may be granted pursuant to Section 4(d) of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan. For purposes of this section 10 (a), any (A) cancellation and reissuance or (B) repricing of any awards made under the Plan at a new option price shall not constitute an amendment of this Plan.

  With consent of the employee adversely affected, the Committee may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

  (b) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after June 1, 2006.


11.  Governing Law.

  The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of Delaware.